AMENDED CONSULTING AGREEMENT

This Consulting Agreement (the “Consulting Agreement”) is dated as of August 31, 2006, to be effective as of December 1, 2005, by and between Mexoro Minerals Ltd. (formerly Sunburst Acquisitions IV, Inc.), a corporation organized and existing under the laws of Colorado with offices at 609 Granville Street, Suite 880, PO Box 10321 Pacific Centre, Vancouver, BC V7Y 1G5 (the “Company”) and G.M. Capital Partners, Ltd. a B.V.I. company with offices at Usteristrasse 19 POB 6681 CH-8023 Zurich Switzerland (the “Consultant”).  This Consulting Agreement replaces the previous Consulting Agreement entered into by the Company and Consultant on January 30, 2006.

WITNESSETH:

The Company engaged the services of the Consultant for purposes of general corporate counseling and advice and more specifically for those services set forth on Schedules A and B hereto (collectively, the “Consulting Services”).

Accordingly, in consideration of the recitals, promises and conditions in this Consulting Agreement, the Consultant and the Company agree as follows:

1.

Consulting Services.  The Company hereby retains the Consultant, and the Consultant accepts such retention all on the terms and conditions herein contained.

2.

Term.

The initial term (the “Initial Term”) of this Consulting Agreement shall be for a 24 month period commencing on December 1, 2005

(a)

Notwithstanding the above, either party may terminate this Consulting Agreement, upon 5 days prior written notice, as follows:

(i)

upon the failure of the other party to cure a material default under, or a breach of, this Consulting Agreement within 5 days after written notice is given as to such breach by the terminating party;

(ii)

upon the bankruptcy or liquidation of the other party, whether voluntary or involuntary;

(iii)

upon the other party taking the benefit of any insolvency law; and/or

(iv)

upon the other party having a receiver appointed or applying for a receiver for all or a substantial part of such party’s assets or business.

(b)

Following the expiration of the Initial Term, this Consulting Agreement will continue in full force and effect (the “Extended Term”) until terminated by either party, for any reason whatsoever, upon thirty (30) days prior written notice or earlier if in compliance with Section 2(b) hereof.

(c)

Termination of this Consulting Agreement will not affect the right (i) of the Consultant to be paid (a) any fees enumerated in Section 3 hereof, additional fees enumerated in any of the Schedules hereto, and/or any reimbursable expenses incurred in connection with the Consulting Services, which are payable or have been earned as of the effective date of such termination or (b), any additional fees, enumerated in any of the Schedules hereto, earned and payable after the effective date of the termination of this Consulting Agreement or (ii), of any Indemnified Person to receive indemnification pursuant to the provisions set forth in Sections 6 and 7 of the Consulting Agreement.  The Company will pay any such fees, additional fees and/or reimbursable expenses, earned and payable on or prior to the effective date of the termination of this Consulting Agreement, no later than the effective date of the termination of this Consulting Agreement.  Any additional fees earned after the termination of this Consulting Agreement are payable in accordance with the provisions of the particular Schedule hereto relating to the payment of such additional fees.

3.

Fees.  In addition to and not in mitigation of, or substitution for, the additional fees enumerated in any of the Schedules hereto, the Company shall pay and deliver to the Consultant:

(a)

All shares, warrants and warrant shares to be paid as a fee shall be on a post-consoldiated basis.

(b)

Simultaneously with the execution and delivery of this Consulting Agreement, an initial engagement fee consisting of:

(i)

a payment in the amount of $10,000 USD made by wire transfer to the designated wiring instruction provided by Consultant from time to time;

(ii)

1,000,000 Series “A” post consolidated share purchase warrants (the “Series A Warrants”) having the terms and conditions set forth below and in the form attached to this Consulting Agreement as Schedule “C”;

(iii)

1,000,000 Series “B” post-consolidated share purchase warrants (the “Series B Warrants”) having the terms and conditions set forth below and in the form attached to this Consulting Agreement as Schedule “C”; and

(iv)

1,000,000 Series “C” post-consolidated share purchase warrants (the “Series C Warrants”) having the terms and conditions set forth below and in the form attached to this Consulting Agreement as Schedule “C”;

(v)

1,000,000 Series “D” post-consolidated share purchase warrants (the “Series D Warrants”) having the terms and conditions set forth below and in the form attached to this Consulting Agreement as Schedule “C”, and;

(vi)

1,000,000 Series “E” post-consolidated share purchase warrants (the “Series E Warrants”) having the terms and conditions set forth below and in the form attached to this Consulting Agreement as Schedule “C”;

(c)

Commencing January 1, 2006 and continuing monthly thereafter during the Initial Term and Extended Term, a payment of US$10,000 USD (the “Monthly Fee”) made by wire transfer to the designated wiring instruction provided by Consultant from time to time.

(d)

Each Series A Warrant will entitle the Consultant to purchase one share of the Company’s post-consolidated common stock at a purchase price of $0.50 per share during the period (the “Series A Exercise Period”) beginning on January 1, 2006 and ending on the date which is nine months after the effective date of the Company’s next registration statement, but in no event later than June 30, 2007.

(e)

Upon vesting, each Series B Warrant will entitle the Consultant to purchase one share of the Company’s post-consolidated common stock at a purchase price of $0.75 per share during the period (the “Series B Exercise Period”) beginning on the date they vest (the “Series B Vesting Date”) and expiring on December 31, 2007  (the “Series B Expiration Date”).  The Series B Vesting Date shall be the date upon which the Consultant exercises the last of the Series A Warrants; provided, however, that if the Consultant does not exercise all of the Series A Warrants during the Series A Exercise Period, none of the Series B Warrants, the Series C Warrants, the Series D Warrants or the Series E Warrants shall vest and all of them shall become void and be of no further force or effect from and after December 31, 2007 at 5:00 p.m., Pacific Standard Time.

(f)

Upon vesting, each Series C Warrant will entitle the Consultant to purchase one share of the Company’s post-consolidated common stock at a purchase price of $1.00 per share during the period (the “Series C Exercise Period”) beginning on the date they vest (the “Series C Vesting Date”) and expiring on December 31, 2007 (the “Series C Expiration Date”).  The Series C Vesting Date shall be the date upon which the Consultant exercises the last of the Series B Warrants; provided, however, that if the Consultant does not exercise all of the Series B Warrants during the Series B Exercise Period, none of the Series C Warrants, the Series D Warrants, or the Series E Warrants shall vest and all of them shall become void and be of no further force or effect from and after the Series B Expiration Date.

(g)

Upon vesting, each Series D Warrant will entitle the Consultant to purchase one share of the Company’s post-consolidated common stock at a purchase price of $1.25 per share during the period (the “Series D Exercise Period”) beginning on the date they vest (the “Series D Vesting Date”) and expiring on December 31, 2008 (the “Series D Expiration Date”).  The Series D Vesting Date shall be the date upon which the Consultant exercises the last of the Series C Warrants; provided, however, that if the Consultant does not exercise all of the Series C Warrants during the Series C Exercise Period, none of the Series D Warrants, or the Series E Warrants shall vest and all of them shall become void and be of no further force or effect from and after the Series C Expiration Date.

(h)

Upon vesting, each Series E Warrant will entitle the Consultant to purchase one share of the Company’s post-consolidated common stock at a purchase price of $1.50 per share during the period (the “Series E Exercise Period”) beginning on the date they vest (the “Series E Vesting Date”) and expiring on December 31, 2008 (the “Series E Expiration Date”).  The Series E Vesting Date shall be the date upon which the Consultant exercises the last of the Series D Warrants; provided, however, that if the Consultant does not exercise all of the Series D Warrants during the Series D Exercise Period, none of the Series E Warrants shall vest and all of them shall become void and be of no further force or effect from and after the Series D Expiration Date.

(i)

The number of common shares (each a “Warrant Share” and collectively the “Warrant Shares”) to be included in the Series A Warrants, the Series B Warrants, the Series C Warrants, the Series D Warrants and the Series E Warrants (collectively, the “Engagement Warrants”) shall be subject to adjustment in case the Company shall (i) pay a stock dividend, forward split or make a distribution to holders of Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any other shares of capital stock of the Company, then, in each case the Exercise Price shall be adjusted, to an  amount which shall bear the same relation to the Exercise Price in effect immediately prior to such action as the total number of shares outstanding immediately prior to such action shall bear to the total number of shares outstanding immediately after such action, and the Engagement Warrants automatically shall be adjusted so that it shall thereafter evidence the right to purchase the kind and number of Warrant Shares or other securities which the holder of the Engagement Warrants (the “Warrant Holder”) would have owned and would have be entitled to receive after such action if the Engagement Warrants had been exercised immediately prior to such action or any record date with respect thereto.  An adjustment made pursuant to subparagraph (a) shall become effective retroactively immediately after the effective date in the case of a subdivision, combination or reclassification.

(j)

In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation)  of (i) assets (other than cash dividends or cash distributions payable out of consolidated net income or retained earnings or dividends payable in Common Stock), (ii) evidences of indebtedness or other debt or equity securities of the Company, or any corporation other than the Company (except for the Common Stock of the Company) or (iii) subscription rights, options  or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable (hereinafter collectively called “Distributions on Common Stock”), the Company shall make provisions for the Warrant Holder to receive upon exercise of Engagement Warrant, a proportional amount (depending upon the extent to which Engagement Warrant is exercised) of such assets, evidences of indebtedness, securities or such other rights, as if such Warrant Holder had exercised Engagement Warrant on or before such record date.

(k)

In case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation, the Engagement Warrants thereafter shall be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of the Engagement Warrants would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 3 (including provisions with respect to changes in and adjustments of the exercise price) shall thereafter be applicable as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Engagement Warrants.

(l)

Upon the occurrence of each adjustment or readjustment of the exercise price or any change in the number of Warrant Shares or in the shares of stock or other securities or property deliverable upon exercise of any of the Engagement Warrants pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment and change in accordance with the terms hereof and furnish to each holder hereof a certificate signed by the chief financial officer of the Company, setting forth such adjustment or readjustment and change, (ii) the exercise price then in effect, and (iii) the number of Warrant Shares and the amount, if any, of other shares of stock and other securities and property which would be received upon the exercise of the Engagement Warrant.

(m)

The Consultant shall not have the right to exercise any portion of any of the Engagement Warrants, pursuant to this Section 3 or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing sentence, the number of shares of the Company’s common stock beneficially owned by the Consultant and its affiliates shall include the number of shares of the Company’s common stock issuable upon exercise of the particular Series of Engagement Warrant (i.e. Series, A, B, C, D, or E) with respect to which the determination of such sentence is being made, but shall exclude the number of shares of the Company’s common stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of other Series of the Engagement Warrant(s) beneficially owned by the Consultant or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Consultant or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3(l), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), it being acknowledged by the Consultant that the Company is not representing to the Consultant that such calculation is in compliance with Section 13(d) of the Exchange Act and the Consultant is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 3(l) applies, the determination of whether the Engagement Warrant is exercisable (in relation to other securities owned by the Consultant) and of which portion of the Engagement Warrant is exercisable shall be in the sole discretion of the Company.  The Consultant shall submit a Notice of Exercise, which shall be deemed to be the Consultant’s determination of whether the Engagement Warrant is exercisable (in relation to other securities owned by the Consultant) and of which portion of the Engagement Warrant is exercisable, in each case subject to such aggregate percentage limitation.  As part of the Notice of Exercise, the Consultant shall provide the Company with notice of the number of shares currently owned by the Consultant.  Within two business days of receiving the Notice of Exercise, the Company shall provide written notice to the Consultant indicating the number of shares currently issued and outstanding and the maximum number of shares the Consultant may exercise, based upon the representation by the Consultant concerning how many shares it currently owns.  The number of outstanding shares of the Company’s common stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Engagement Warrant(s), by the Consultant or its affiliates since the date as of which such number of outstanding shares of the Company’s common stock was reported.  If the Consultant objects to the Company’s determination, it must provide the Company with written notice of its objection and the basis of that objection within two business days of receiving the notice from the Company.  The Company will then reconsider the Notice to Exercise and make a final determination within two business days.  If the Company does not receive an objection, it will honor the Notice of Exercise up to the maximum number of shares designated in its written notice to the Consultant.  The Company’s determination of whether the Engagement Warrant or any portion thereof is exercisable is final.

4.

Expenses.  The Company will reimburse the Consultant for its expenses, including any due diligence, legal and accounting expenses, reasonably incurred by the Consultant, in execution of the Consulting Services on behalf of the Company.  Expenses, if any, shall be paid monthly in arrears and the first payment shall be made on February 1, 2006.  The expenses shall be paid until the termination of this Consulting Agreement and all outstanding expenses (including unbilled expenses) shall be paid on the date of the termination of this Consulting Agreement or as soon thereafter as practical with respect to unbilled expenses.  Notwithstanding anything in this Consulting Agreement to the contrary, the Consultant may require the Company to pay, and the Company at the direction of the Consultant will pay, any expenses that alone or in the aggregate may exceed US$250 directly in advance.  Notwithstanding any other provision of this Consulting Agreement, the Consultant shall not make any single expenditure that exceeds US$500 or expenditures which in aggregate exceed US$2,500 per month without the prior written consent of the Company.

5.

Duties of the Company.

(a)

The Company shall supply the Consultant, on a regular and timely basis, with all data and information about the Company, its management, its products and its operations as the Company deems material or which the Consultant reasonably requires, and the

Company shall be responsible for advising the Consultant of any facts which would affect the accuracy of any prior data and information previously supplied to the Consultant so that the Consultant may take corrective action.

(b)

The Company shall promptly supply the Consultant with full and complete copies of all filings with all federal and state securities agencies; full and complete copies of all stockholder stock reports and communications, whether or not prepared with the Consultants’ assistance; all data and information supplied to any analyst, broker-dealer, market maker or other member of the financial community; and all product/services brochure, sales materials, etc.  The Company will comply with all requirements of the Securities Exchange Act of 1934 on a timely basis.

(c)

The Company shall promptly notify the Consultant of the filing of any registration statement for the sale of securities and of any other event that imposes any restrictions on publicity concerning the Company and its affairs.

(d)

The Company shall contemporaneously notify the Consultant if any information or data being supplied to the Consultant has not been generally released or promulgated.

(e)

Other specific obligations of the Company hereunder includes the obligation to make all payments (including, but not limited to the Monthly Fee) and/or deliveries of securities required hereunder (including, but not limited to the Engagement Warrants, and Warrant Shares) as due; if the Company defaults in making such payments and/or deliveries of securities when due and fails to cure such default within 3 days written notice by the Consultant, then, in addition to any and all other rights the Consultant may have hereunder, the Company agrees to sell, (not as a penalty but as liquidated damages) to the Consultant 1,000 shares of the Company common stock for each day it fails to make such payment and/or delivery at a price of $.001 per share.  Such number of shares shall be subject to the anti-dilution provisions of the Engagement Warrants.

6.

Representatives and Indemnification by Company.

(a)

The Company shall be deemed to make a continuing representation of the accuracy of any and all material facts, information and data which it supplies to the Consultant and the Company acknowledges its awareness that the Consultant will rely on such continuing representations in disseminating such information and otherwise performing its functions under the Consulting Agreement.

(b)

The Consultant, in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company.

(c)

The Company hereby agrees to indemnify the Consultant, including its officers, directors, agents and attorneys, against, and to hold the Consultant harmless from, any claims, demands, suits, loss, damages, etc. arising out of the Consultant’s reliance upon the accuracy and continuing accuracy of such facts, material, information and data, unless the Consultant has been grossly negligent in fulfilling its duties and obligations hereunder.

(d)

The Company hereby agrees to indemnify the Consultant against, and to hold the Consultant, including its officers, directors, agents and attorneys, harmless from, any claims, demands, suits, loss, damages, etc. arising out of the Consultant’s reliance on the general availability of information supplied to the Consultant and the Consultant’s ability to promulgate such information, unless the Consultant has be grossly negligent in fulfilling his duties and obligations hereunder.

(e)

The Company agrees that it will not release or disseminate any information without first providing such information to the Consultant for review.  The Consultant may make suggestions concerning the release or dissemination, but the Company has the final authority to release or disseminate the information.  Notwithstanding the foregoing, the Company is not required to provide Securities and Exchange Commission (the “SEC”) filings to the Consultant  for review before filing them with the SEC.

7.

Representatives and Indemnification by Consultant.

(a)

The Consultant agrees to provide the Consulting Services hereunder in a manner consistent with the highest performance standards or best industry practices as observed by the other professionals engaged in providing similar services to their clients.

(b)

The Consultant agrees that it will not release or disseminate any information pertaining to the Company that is not factual, and further agrees that, without the prior consent of the Company, it will not release or disseminate any information pertaining to the Company which has not been previously disseminated to the public by the Company.

(c)

The Consultant herby agrees to indemnify the Company against, and to hold the Company harmless from, any claims, demands, suits, loss, damages, etc. arising out of any inaccurate statement or misrepresentation provided that such indemnification shall not pertain to any information provided by or attributable to the Company.

(d)

The Consultant is not subject to the jurisdiction of the United States in regard to its activities under this Agreement.  The Consultant does not operate within the United States or solicit United States investors.

8.

   Confidentiality and Other Provisions.

(a)

The Consultant shall not, except as authorized or required to perform the Consulting Services, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of the Company, which may come to its knowledge during the term of this Consulting Agreement and shall keep in complete secrecy all confidential information entrusted to it and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company’s business or may be likely to do so.  This restriction shall continue to apply after the termination of this Consulting

Agreement without limit in point of time but shall cease to apply to information or knowledge, which may come into the public domain or otherwise be required to be disclosed pursuant to court or regulatory process.  The Consultant shall comply with such directions, as the Company shall make to ensure the safeguarding or confidentiality of all such information.

(b)

During the term of this Consulting Agreement, the Consultant shall devote sufficient time, attention, and ability to the business of the Company as is reasonably necessary for the proper performance of the Consulting Services pursuant to this Consulting Agreement.  Nothing contained herein shall be deemed to require the Consultant to devote its exclusive time, attention and ability to the business of the Company.  During the term of this Consulting Agreement, the Consultant shall:

(i)

at all times perform the Consulting Services to the best of its abilities and in the best interests of the Company; and

(ii)

devote such of its time, labor and attention to the business of the Company as it, in its sole discretion, deems necessary for the proper performance of the Consulting Services hereunder; and

(c)

The Company is aware that the Consultant has now and will continue to, and the Company agrees that the Consultant may provide similar services to those services contemplated by this Consulting Agreement to other companies, some of which may be in competition with the Company, and the Company recognizes that these companies will require a certain portion of the Consultant’s time.

(d)

From the effective date of this Consulting Agreement, Company and its officers will not engage any other person or entity to serve as its agent or representative to provide services similar to those to be provided by Consultant through the term of this Consulting Agreement without the prior written consent to Consultant, which consent may be withheld for any reason.

(e)

If for a period of two (2) years after successfully closing a financing of at least $2,000,000, as contemplated under this Consulting Agreement, the Company desires to commence any Transaction (as hereinafter defined), Consultant shall have the right of first refusal to act as the Company’s financial advisors, to arrange for placement agents or underwriters, as the case may be, with respect to any Transaction or Transactions proposed during such two year period.  For purposes of this Consulting Agreement, the term “Transaction” shall include each of the following: purchase or sale of securities of the Company, the purchase or sale of any other security by the Company or any financial activities undertaken to raise capital for the Company, in one or a series of transactions involving the Company or any sale of securities of the Company , effected pursuant to a private sale or an underwritten public offering.

(f)

If the Consultant fails to exercise its right of first refusal within thirty (30) days of receiving notice from the Company that it desires to commence a Transaction, the Consultant will be deemed to have waived the right.  If the Company decides to pursue any such Transaction and the Consultant exercises the right of first refusal provided hereunder, the Consultant and the Company will enter into an agreement appropriate to the circumstances containing provisions for among other things, compensation, indemnification, contribution, and representations and warranties which are usual and customary for similar agreements entered into by Consultant or other investment bankers of national standing acting in similar transactions including the right to appoint members to the Board of Directors of the Company.  The Company agrees that it will not enter into any such Transaction, unless Consultant has waived its right of first refusal with respect thereto or prior to or simultaneously with the consummation of such Transaction, until adequate provision is made with respect to the payment of compensation to the Consultant as contemplated hereby.

9.

Relationship of Parties.  The Consultant is an independent contractor, responsible for compensation of its agents, employees and representatives, as well as all applicable withholding therefrom and taxes thereon (including unemployment compensation) and all workers’ compensation insurance.  This Consulting Agreement does not establish any partnership, joint venture, or other business entity or association between the parties, and neither party is intended to have any interest in the business or property of the other.

10.

Miscellaneous.

(a)

Entire Agreement; Amendments.  This Consulting Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, including the Consulting Agreement.

(b)

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Eastern Standard time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Consulting Agreement later than 4:30 p.m. (Eastern Standard time) on any date and earlier than 11:59 p.m. (Eastern Standard time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:

Mexoro Minerals Ltd..

609 Granville Street, Suite 880

PO Box 10321  Pacific Centre

Vancouver, BC  V7Y 1G5

Attention:

Robert Knight, President

Fax: 604-945-7236

If to the Consultant:

G.M. Capital Partners, Ltd.

Usteristrasse 19

POB 6681

CH-8023  Zurich

Switzerland

Attention:

J.A. Michie, Managing Director

Fax: 41.44.226.5009

or other such address as may be designated in writing hereafter, in the same manner, by such party.

(c)

Amendments; Waivers.  No provision of this Consulting Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Consultant, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Consulting Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

(d)

Headings.  The headings herein are for convenience only, do not constitute a part of this Consulting Agreement and shall not be deemed to limit or affect any of the provisions hereof.  All words used in this Consulting Agreement will be construed to be of such number and gender as the circumstances require.

(e)

Successors and Assigns.  This Consulting Agreement is intended only for the benefit of, shall be binding upon and inure to the benefit of the parties and their respective successors.  Anything in the foregoing to the contrary notwithstanding, subject to compliance with applicable securities laws, the Consultant may assign and/or transfer all or a portion of the consideration payable by the Company hereunder.

(f)

Governing Law.  This Consulting Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Colorado without regard to the principles of conflicts of law thereof.  Each party herby irrevocably submits to the non-exclusive jurisdiction of the United States Federal District Court for Colorado for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper under such court’s jurisdiction.

(g)

Severability.  In case any one or more of the provisions of this Consulting Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Consulting Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute

(h) **Remedies.** In addition to being entitled to exercise all rights provided herein or granted by law, including the recovery of damages, the Consultant will be entitled to specific performance of the obligations of the Company hereunder. The Company and the Consultant agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in this Consulting Agreement and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(i) **No Registration of the Warrant Shares.** The Consultant acknowledges that none of the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and accordingly may only be sold or otherwise transferred pursuant to an effective registration statement as to the Warrant Shares under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, the availability of which must be established to the reasonable satisfaction of the Company.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

G.M. Capital Partners, Ltd.

By: ______________________
J.A. Michie, Authorized Signatory

Mexoro Minerals Ltd.

By: ______________________
Robert Knight, President

12

SCHEDULE A

To the Consulting Agreement dated as of August 31, 2006

to be Effective as of December 1, 2005.

Between

G.M. Capital Partners, Ltd. and Mexoro Minerals Ltd.

1.1

Financial Public Relation Services.  The Consultant shall provide the following financial public relation services to the Company:

(a)

Providing financial public relations counsel services including  planning, designing, developing, organizing, writing and distributing public communications and information.

(b)

Assisting the Company in establishing an investor relations program, and advise the Company with respect to stockholder meetings, interviews of Company officers by the financial media, and interviews of Company officers by analysts, market markers, broker-dealers and other members of the financial community.

(c)

Assisting the Company in order to make the Company, its management, products and services, and financial situation and prospects, known to the financial press and publications, broker-dealers, mutual funds, institutional investors, market makers, analysts, investment advisors and other members of the financial community, all of which shall be outside of the United States.  No press releases will be made without consent of the Consultant.

(d)

The Company agrees that no public release shall be made without the prior review of the Consultant.  The Consultant shall have 24 hours to review and comment on any proposed press release or other proposed public dissemination by the Company.  The Company shall make the final determination as to what information is released.  This subsection does not apply to periodic reports and other documents required to be filed with the Securities and Exchange Commission.

1.2

Strategic Planning Services.  The Consultant shall provide the following strategic planning services to the Company.  The Consultant will consult with the Company as to, the management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the business of the Company, expansion of projects, and shall review and advise the Company regarding its overall progress, needs and condition.  The Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

(a)

Assisting the Company in the monitoring of services provided by the Company’s advertising firm, public relations firm and other non-legal professionals to be employed by the Company.

(b)

Advising the Company on the continued development of an investor relations program and the stimulation of interest in the Company by institutional investors and other members of the financial community.

1.3

Disclaimer by Consultant.  The Consultant makes no representation that as a result of the services to be provided by it (a) the price of the Company’s publicly-traded securities will increase, (b) any person will purchase securities in the Company as a result of the consulting services, or (c) any investor will lend money to or invest in or with the Company.

 SCHEDULE B

To the Consulting Agreement dated as of August 31, 2006

to be Effective as of December1, 2005.

Between

G.M. Capital Partners, Ltd. and Mexoro Minerals Ltd.

1.1

Assistance in Securing Equity and or Debt Financing.  The Consultant will use its best efforts to introduce the Company to underwriters, financial institutions, broker/dealers and private investors outside of the United States so that the Company may directly pursue with such persons its financing requirements.  Any transactions with such persons shall be private placements and shall not take place in a U.S. securities market.  If during the Initial Term of the Consulting Agreement, any extension thereof, or for a period of two years following the termination of the Consulting Agreement, the Company shall consummate a financing, whether in the form of equity, cash or other consideration, with any person or entity directly or indirectly introduced to the Company by the Consultant, then, the Consultant shall be entitled to, and the Company shall pay the Consultant, a success fee (the “Success Fee”) calculated as follows:

Consultant will receive a success fee (“Success fee”) in the form of cash payment in the amount of ten percent (10%) of the gross proceeds of any private financing including any form of equity, convertible debt, debt with warrants, debt with equity incentives to the lender, or any other form of equity, debt or guarantees obtained by or invested in Company payable upon closing or receipt of funds by Company or any entity, whichever is earlier. The Success Fee shall be calculated on the initial traunche of each financing but not on the exercise of warrants, rights or follow-on financings predicated by an initial traunche.

The Consultant shall be responsible for paying sub-agents from the Success Fee and the Company shall have no other obligation in this regard.

Company shall have sole discretion in determining what constitutes an acceptable Financing as contemplated by this Consulting Agreement.  Consultant shall earn the Success Fee only upon the closing or receipt of funds from a Financing, and not merely for presenting a financing option or prospective investor which in Company’s sole discretion is unacceptable.

The Success Fee shall not be in addition to any fees specified in financing agreements which are subject to this Consulting Agreement, unless otherwise specified in the financing agreement.

1.2

Disclaimer by Consultant.  The Consultant makes no representation that as a result of the services to be provided by it that any person or entity will lend money to or invest in or with the Company.

SCHEDULE C

To the Consulting Agreement dated as of August 31, 2006

to be Effective as of December 1, 2005.

Between

G.M. Capital Partners, Ltd. and Mexoro Minerals Ltd. (formerly known as Sunburst Acquisitions IV, Inc.)

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED (1) WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACFT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE LAWS.

MEXORO MINERAL LTD.

FORM OF ENGAGEMENT WARRANTS

Warrant No. [

]

 Dated [

], 2004

Mexoro Minerals Ltd., a company organized and existing under the laws of Colorado (the “Company”), hereby certifies that, for value received, [the Consultant], or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company [-----] shares of Common Stock, (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $. [---] per share (as adjusted from time to time as provided in Section 10, the “Exercise Price”), at any time and from time to time from and after the date thereof and through and including   _____(the “Expiration Date”), and subject to the following terms and conditions:

1.

Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Investment Representation.  The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the

Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.  The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the Securities Act, and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the Securities Act and in accordance with applicable US and state securities laws.

3.

Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all shares of Common Stock issued upon exercise of this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.

Registration of Transfers and Exchange.

(a)

Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 13.  Upon any such registration of transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all the rights and obligations of a Warrant Holder of a Warrant.

(b)

This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 13 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

5.

Duration and Exercise of Warrants.

(a)

This Warrant shall be exercisable by the registered Warrant Holder on any business day before 5:30 P.M., Eastern Standard Time, at any time and from time to time on or after the Vesting Date and on or prior to the Expiration Date.  At 5:30 P.M., Eastern Standard time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.  The Company may not retract this Warrant.

(b)

Subject to Sections 4(b) and 8, upon surrender of this Warrant to the Company at its address for notice as set forth in Section 13, with the Form of Election to Purchase attached hereto duly completed and signed and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than  5  business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant and in Section 4 hereof), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Securities Act.  Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

(c)

This Warrant shall be exercisable at any time and from time to time during its term, for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase, provided that such exercise is not for less than the lesser of 5,000 Warrant Shares or such lesser number of Warrant Shares to which this Warrant entitles the Warrant Holder to acquire upon the exercise hereof.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

6.

Registration Rights.

(a)

Warrant Holders constituting holders of more than 50% of the Warrants, commencing 6 months after the issuance of the Warrant to the Consultant, may on one (1) occasion, demand the Company file a registration statement at the Company’s sole expense with the Securities and Exchange Commission registering the Warrant Shares.  The Company must use its best efforts to file such a registration statement within  45 days of the initial demand, and thereafter use its best efforts to cause such registration statement to be declared effective as soon as reasonably possible..

(b)

Other than in 6(a), during the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission at any time when there is not then an effective registration statement covering the resale of the Warrant Shares other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities, at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Warrant Holder as a selling stockholder there under, unless the Company provides the Warrant Holder with not less than 20 days notice of its intention to file such a registration statement and provides the Warrant Holder the option to include any or all of the applicable Warrant Shares therein.  The piggyback registration rights granted to the Warrant Holder pursuant to this Section shall continue until all of the Warrant Holder’s Shares have been sold in accordance with an effective registration statement or upon the expiration of this Warrant.  The Company will pay all registration expenses in connection therewith.

If the Registration Statement is filed in connection with an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such Registration Statement (i) first, the securities the Company proposes to sell, (ii) second, the Warrant Shares requested to be included in such Registration Statement and such other securities requested to be included in such Registration Statement by security holders having contractual registration rights which exist on the date hereof (“Other Holders”), pro rata among the Warrant Holders and the Other Holders requested to be included in such Registration Statement, and (iii) third, other securities requested to be included in such Registration Statement; provided, however, no less than 20% of the Warrant Shares must be included in any such registration statement.

7.

Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any other transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Warrant Holder, and the Company shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  The Warrant Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

8.

Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of a substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to it.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

9.

Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein  provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Warrant Holders (taking into account the adjustments and restrictions of Section 10).  The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, are duly and validly authorized, issued and fully paid and nonassessable.

10.

Certain Adjustments.  The terms of this Warrant shall be subject to adjustment as follows:

(a)

In case the Company shall (i) pay a stock dividend, forward split or make a distribution to holders of Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv)  issue by reclassification of shares of Common Stock any other shares of capital stock of the Company, then, in each case the Exercise Price shall be adjusted, to an  amount which shall bear the same relation to the Exercise Price in effect immediately prior to such action as the total number of shares outstanding immediately prior to such action shall bear to the total number of shares outstanding immediately after such action, and this Warrant automatically shall be adjusted so that it shall thereafter evidence the right to purchase the kind and number of Warrant Shares or other securities which the Warrant Holder would have owned and would have be entitled to receive after such action if this Warrant had been exercised immediately prior to such action or any record date with respect thereto.  An adjustment made pursuant to subparagraph (a) shall become effective retroactively immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)

In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of (i) assets (other than cash dividends or cash distributions payable out of consolidated net income or retained earnings or dividends payable in Common Stock), (ii) evidences of indebtedness or other debt or equity securities of the Company, or any corporation other than the Company (except for the Common Stock of the Company) or (iii) subscription rights, options  or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable (hereinafter collectively called “Distributions on Common Stock”), the Company shall make provisions for the Warrant Holder to receive upon exercise of this Warrant, a proportional amount (depending upon the extent to which this Warrant is exercised) of such assets, evidences of indebtedness, securities or such other rights, as if such Warrant Holder had exercised this Warrant on or before such record date.

(c)

In case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation, this Warrant thereafter shall be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of

Directors) shall be made in the application of the provisions in this Section 10 (including provisions with respect to changes in and adjustments of the exercise price) shall thereafter be applicable as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

(d)

Upon the occurrence of each adjustment or readjustment of the exercise price or any change in the number of Warrant Shares or in the shares of stock or other securities or property deliverable upon exercise of this Warrant pursuant to this Section 10, the Company at its expense shall promptly compute such adjustment or readjustment and change in accordance with the terms hereof and furnish to each holder hereof a certificate signed by the chief financial officer of the Company, setting forth such adjustment or readjustment and change, (ii) the Exercise Price then in effect, and (iii) the number of Warrant Shares and the amount, if any, of other shares of stock and other securities and property which would be received upon the exercise of the Warrant.

(e)

If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and (B) the consideration, if any, received or receivable by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

(f)

If at any time:

(i)

the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(ii)

the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(iii)

the Company shall authorize the granting to all Warrant Holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(iv)

the approval of any Stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(v)

the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Warrant Holder at his last address as it shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not taken, the date on which  such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that Warrant Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(g)

In case the Company shall take a record of the Warrant Holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such distribution right, or the date of the granting of such right of subscription or purchase, as the case may be.

11.

Payment of Exercise Price.  The Warrant Holder may exercise the Warrant in whole or in part and may pay the Exercise Price only in cash by bank transfer.

12.

Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

13.

Notice.  Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be: (1) if to the Company, to 609 Granville Street, Suite 880, PO Box 10321 Pacific Centre, Vancouver, BC V7Y 1G5 Attention: Robert Knight, President, or (ii) if to the Warrant

Holder, at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Warrant Holder may provide to the Company in accordance with this Section 13.

14.

Warrant Agent.

(a)

The Company shall serve as warrant agent under this Warrant.  Upon thirty (30) days’ notice to the Warrant Holder, the Company may appoint a new warrant agent.

(b)

Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or share Warrant Holders services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Warrant Holders at the Warrant Holders’ last address as shown on the Warrant Register.

15.

Miscellaneous.

(a)

This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

(b)

Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c)

This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado without regard to the principals of conflicts of law thereof.

(d)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)

The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(g)

As used herein, the term “Common Stock” shall mean and include the Company’s currently authorized Common Stock and stock of any other class or other consideration into which such currently authorized Common Stock may hereafter have been changed.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first indicated above.

Mexoro Minerals, Ltd.

By:

Name:

Title:

NOTICE OF EXERCISE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Mexoro Minerals Ltd.

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase        shares of Common Stock (“Common Stock”), [$--] par value, of [The Company] and encloses herewith  $     in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

Warrant Holder currently owns _________________ shares of the Company.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

(Please print name and address)

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICAITON NUMBER

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned request that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:

,

Name of Warrant Holder:

(Print)

                                        (By:)

(Name:)

(Title:)

(Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

 the right represented by the within Warrant to purchase        shares of Common Stock of Mexoro Minerals Ltd. to which the within Warrant relates and appoints      attorney to transfer said right on the books of Mexoro Minerals Ltd. with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant)

Address of Transferee

In the presence of: